Exhibit 99.1

CONTACTS: Dominic Paschel SuccessFactors, Inc. Global Public & Investor Relations 415-262-4641 dpaschel@successfactors.com

SuccessFactors Announces Record Third Quarter Fiscal 2010 Results

•	Billings grow to $65.9 million, an increase of 32% year-over-year

•	Non-GAAP revenues grow to $53.4 million, an increase of 38% year-over-year

•	Cash flow from operations grows to $13 million, an increase of 264% year-over-year

•	Raises 2010 non-GAAP revenue guidance from $198 million to $200 million, to $203.2 million to $203.7 million

SAN MATEO, Calif. – November 02, 2010 – SuccessFactors, Inc. (NASDAQ: SFSF) today announced results for its third quarter fiscal 2010 which ended September 30, 2010.

“We believe the era of Business Execution Software is here. In Q3 2010, SuccessFactors saw strong performance from our sales organization with impressive transactions from current and new customers, contributing to all-time high in quarterly billings at $65.9 million, which grew 32% year-over-year – we were really proud we broke above 30%. It feels really strong, a lot harder to do 30% than 10% and 20%, each point is so hard given the denominator has become large, we are just so proud of the team,” said Lars Dalgaard, founder and CEO for SuccessFactors.

“SuccessFactors also hit an all-time high in quarterly non-GAAP revenue at $53.4 million growing 38% year-over-year. SuccessFactors posted record 3rd quarter cash flow from operations of $13 million, expanding 264% year-over-year. And SuccessFactors billings margin expanded from 12% in Q210 to 19% in Q310.

“SuccessFactors continues to see increased adoption and tangible value generated to customers using our software. Our leadership in the new category of Business Execution Software, which we created, is fueling our growth.”

Results for the Third Quarter Fiscal 2010:

•

Q3 FY10 Non-GAAP Revenue: For the quarter ended September 30, 2010, non-GAAP revenue was $53.4 million, compared to the company’s prior guidance of $52.5 million to $53.5 million, and compared to $38.7 million in the quarter ended September 30, 2009, an increase of approximately 38% year-over-year and an increase of 8% sequentially from Q210.

•

Q3 FY10 Non-GAAP Operating Profit: For the quarter ended September 30, 2010, non-GAAP operating profit was $80,000. Non-GAAP operating profit excludes approximately $8.5 million in stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs and a $3.1 million revaluation of contingent consideration for the quarter ended September 30, 2010.

•

Q3 FY10 Total Deferred Revenue: Total deferred revenue as of September 30, 2010 was $206.1 million, up approximately 10% sequentially from $188.2 million at June 30, 2010 and up approximately 28% year-over-year from $161.0 million at September 30, 2009.

•

Q3 FY10 Cash Flow Generated from Operations: For the quarter ended September 30, 2010, cash flow generated from operating activities was $13 million, up approximately 264% from $3.6 for the quarter ended September 30, 2009.

•

Q3 FY10 Net Income (Loss) per Common Share: On a GAAP basis, for the quarter ended September 30, 2010, net loss per common share, basic and diluted, was $(0.04). Non-GAAP net income per common share, basic and diluted was $0.01, which excludes approximately $8.5 million in stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs, $3.1 million revaluation of contingent consideration related to business combinations and a $3.5 million unrealized foreign exchange gain on an intercompany acquisition loan related to Inform, compared to breakeven at $0.00 in Q210 which excluded approximately $4.5 million of stock-based compensation and $0.01 in Q309 which excluded approximately $2.6 million of stock-based compensation. For the third quarter of 2010, GAAP and non-GAAP net income (loss) per common share calculations assume average weighted basic and diluted share counts of approximately 74.6 million shares and 81.7 million shares, respectively.

For Additional Third Quarter Fiscal 2010 Highlights please visit:

http://www.successfactors.com/press-releases/

Guidance:

SuccessFactors is raising guidance for full fiscal year 2010 and initiating guidance for its fourth quarter fiscal 2010, as of November 2nd, 2010.

•

Q4 FY10: Non-GAAP revenue for the company’s fourth fiscal quarter is projected to be in the range of approximately $55.5 million to $56.0 million. Note that non-GAAP revenue includes the effect of deferred revenue from acquired companies that is required to be written down for GAAP purposes under purchase accounting rules. Non-GAAP net income per common share, basic and diluted, is expected to be breakeven. Non-GAAP net income per common share estimates exclude the effects of estimated stock-based compensation expense, amortization of intangible assets, future cash consideration of acquisitions, integration costs and revaluation of contingent consideration related to business combinations and any unrealized foreign exchange gains/losses on an intercompany acquisition loan and assumes average weighted basic and diluted share counts of approximately 75.9 million shares and 82.9 million shares, respectively.

•

Full Year 2010: Non-GAAP revenue for the company’s full fiscal 2010 is now expected to be in the approximate range of $203.2 million to $203.7 million, raised from the non-GAAP revenue range of approximately $198 million to $200 million given going into in Q310 which was raised from the approximate GAAP range of $178 million to $180 million going into 2010. The company now expects non-GAAP net income per common share for fiscal 2010 to be between $0.06 and $0.07 from prior guidance of around breakeven. Non-GAAP net income per common share estimates exclude the effects of estimated stock-based compensation expense, amortization of intangible assets, future cash consideration of acquisitions, integration costs and revaluation of contingent consideration related to business combinations and any unrealized foreign exchange gains/losses on an intercompany acquisition loan and assumes average weighted basic and diluted share counts of approximately 73.8 million shares and 80.8 million shares, respectively.

Q310 Financial Results Conference Call:

SuccessFactors will host a conference call today at 2:00 p.m. (PT) / 5:00 p.m. (ET) to discuss the third quarter fiscal 2010 financial results with the investment community. A live web broadcast of the event will be available on SuccessFactors’ Investor Relations website at http://www.successfactors.com/investor. A live domestic dial-in is available at (877) 398-2615 or (702) 495-1086 internationally. A domestic replay will be available at (800) 642-1687 or (706) 645-9291 internationally, passcode 16437811, and available via webcast replay until November 19th, 2010.

Use of Non-GAAP Financial Information:

SuccessFactors provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). To help understand SuccessFactors’ past financial performance and future results, SuccessFactors has supplemented its financial results that it provides in accordance with GAAP, with non-GAAP financial measures. The method SuccessFactors uses to produce non-GAAP financial results is not computed according to GAAP and may differ from the methods used by other companies. The non-GAAP measures used by SuccessFactors in this press release exclude the impact of stock-based compensation expense, the amortization of intangible assets, integration costs, future cash consideration and any revaluation of contingent consideration or write-downs for fair value accounting related to business combinations and any unrealized foreign exchange gain/loss on an intercompany loan related to the acquisition of Inform. The company defines bookings or billings as revenue plus change in total deferred revenue. Non-GAAP revenue includes revenue from acquired companies that is required to be written down for GAAP purposes under purchase accounting rules.

About SuccessFactors, Inc.

SuccessFactors is a global leader in Business Execution Software. The SuccessFactors Business Execution (BizX) Suite, which is delivered through the cloud, improves business alignment, team execution and people performance to drive results for companies of all sizes. Across 168 countries and 34 languages, more than 8 million users and 3,000 companies leverage SuccessFactors every day, up from approximately 300,000 users and 100 companies in 2003. BizX bridges the gap between strategy and success by allowing every person in an organization to execute against their goals better and faster. SuccessFactors’ recent acquisitions of YouCalc, Inform and CubeTree supplement SuccessFactors’ core BizX strategy with solutions that align with SuccessFactors’ mission of helping companies get work done by delivering robust business insights and improved collaboration. To learn more, visit:www.successfactors.com.

Execution Is The Difference(TM)

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“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are SuccessFactors’ current expectations and beliefs.

These forward-looking statements include statements about expected non-GAAP revenue, non-GAAP net income, impact of acquisitions and product performance. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: our ability to retain customers and to experience high customer renewal rates; whether customers renew their agreements for additional modules or users; pricing pressures; the uncertain impact of the overall global economic conditions, including on customers, prospective customers and partners, renewal rates and length of sales cycles; the fact that both the business execution and the social business markets are at an early stage of development, and may not develop as rapidly as we anticipate; risks related to the integration of the acquisitions, including retaining customers and employees and managing geographically-dispersed operations; competitive factors; outages or security breaches; our ability to develop, and market acceptance of, new services; the impact of any discovered product defects or outages; our ability to continue to sell our services outside the HR area; our ability to manage our growth; our ability to successfully expand our sales force and its effectiveness; whether our resellers and other partners will be successful in marketing our products; our ability to continue to manage expenses; the impact of unforeseen expenses, including as a result of integrating acquisitions; and general economic conditions worldwide. If any such risks or uncertainties materialize or if any of the assumptions proves incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Further information on these and other factors that could affect our financial results is included in the section entitled “Risk Factors” in our Annual Report on Form 10-K and in our most recent report on Form 10-Q and in other filings we make with the Securities and Exchange Commission from time to time.

These documents are or will be available in the SEC Filings section of the Investor Relations section of our website at www.successfactors.com/investor. Information on our website is not part of this release.

###

SuccessFactors, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

	As of September 30, 2010	As of December 31, 2009
	(unaudited)	(1)
Assets:
Current assets:
Cash and cash equivalents	$66,572	$76,618
Marketable securities	267,782	246,629
Accounts receivable, net of allowance for doubtful accounts	56,118	57,611
Deferred commissions	6,329	5,950
Prepaid expenses and other current assets	8,671	5,679

Total current assets	405,472	392,487
Restricted cash	1,033	931
Property and equipment, net	6,992	5,787
Deferred commissions, less current portion	10,968	9,233
Goodwill	63,041	—
Intangible assets	38,253	—
Other assets	477	259

Total assets	$526,236	$408,697

Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable	$2,328	$794
Accrued expenses and other current liabilities	11,074	7,220
Accrued employee compensation	16,468	14,546
Deferred revenue	190,119	160,356
Contingent consideration	5,557	—

Total current liabilities	225,546	182,916
Capital lease obligations, less current portion	45	—
Deferred revenue, less current portion	15,968	21,268
Long-term taxes payable	1,678	1,643
Contingent consideration, less current portion	25,209	—
Other long-term liabilities	1,009	367

Total liabilities	269,455	206,194
Stockholders’ equity:
Common stock	76	72
Additional paid-in capital	480,986	421,419
Accumulated other comprehensive income	3,017	(89)
Accumulated deficit	(227,298)	(218,899)

Total stockholders’ equity	256,781	202,503

Total liabilities and stockholders’ equity	$526,236	$408,697

(1)	The condensed consolidated balance sheet as of December 31, 2009 has been derived from the audited financial statements as of that date, but does not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements.

SuccessFactors, Inc.

Condensed Consolidated Statements of Operations

(unaudited, in thousands, except per share data)

	Three Months Ended		Three Months Ended September 30,		Nine Months Ended September 30,
	March 31,	June 30,
	2010	2010	2010	2009	2010	2009
	With Adoption of ASU 2009-13	With Adoption of ASU 2009-13	With Adoption of ASU 2009-13		With Adoption of ASU 2009-13
Revenue
Subscription and support	$36,145	$38,370	$41,638	$30,595	$116,153	$87,857
Professional services and other	8,590	11,133	9,898	8,090	29,621	22,988

Total revenue	44,735	49,503	51,536	38,685	145,774	110,845
Cost of revenue (1)
Subscription and support	5,297	5,991	7,613	4,539	18,901	12,699
Professional services and other	5,292	5,746	8,861	4,292	19,899	12,568

Total cost of revenue	10,589	11,737	16,474	8,831	38,800	25,267

Total gross profit	34,146	37,766	35,062	29,854	106,974	85,578

Operating expenses: (1)
Sales and marketing	22,242	22,177	25,166	19,573	69,585	59,125
Research and development	7,725	8,926	11,048	6,343	27,699	17,967
General and administrative	7,494	8,203	9,180	6,016	24,877	18,542
Revaluation of contingent consideration	—	—	(3,056)	—	(3,056)	—

Total operating expenses	37,461	39,306	42,338	31,932	119,105	95,634

Loss from operations	(3,315)	(1,540)	(7,276)	(2,078)	(12,131)	(10,056)
Interest income (expense) and other, net	(268)	(268)	4,754	210	4,218	823

Loss before provision for income taxes	(3,583)	(1,808)	(2,522)	(1,868)	(7,913)	(9,233)
Provision for income taxes	(127)	(67)	(292)	(104)	(486)	(742)

Net loss	$(3,710)	$(1,875)	$(2,814)	$(1,972)	$(8,399)	$(9,975)

Net loss per common share, basic and diluted	$(0.05)	$(0.03)	$(0.04)	$(0.03)	$(0.11)	$(0.18)

Shares used in computing net loss per common share, basic* and diluted	72,008	72,645	74,618	57,292	73,100	56,791

(1) Amounts include stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs as follows:

	Three Months Ended		Three Months Ended September 30,		Nine Months Ended September 30,
	March 31,	June 30,
	2010	2010	2010	2009	2010	2009
Cost of revenue	$603	$677	$2,322	$291	$3,602	$989
Sales and marketing	1,955	1,794	2,408	1,143	6,157	3,233
Research and development	875	722	975	312	2,572	904
General and administrative	1,593	1,328	2,815	815	5,736	2,293

	$5,026	$4,521	$8,520	$2,561	$18,067	$7,419

*	Excludes 561,883 shares held in escrow in connection with Inform and Cubetree acquisitions

SuccessFactors, Inc.

Condensed Consolidated Statements of Cash Flows

(unaudited, in thousands)

	Three Months Ended		Three Months Ended		Nine Months Ended
	March 31,	June 30,	September 30,		September 30,
	2010	2010	2010	2009	2010	2009
	With Adoption of ASU 2009-13	With Adoption of ASU 2009-13	With Adoption of ASU 2009-13		With Adoption of ASU 2009-13
Cash flow from operating activities:
Net loss	$(3,710)	$(1,875)	$(2,814)	$(1,972)	$(8,399)	$(9,975)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,273	1,332	1,469	955	4,074	2,915
Gain (loss) on retirement/impairment of fixed asset	—	—	76	2	76	(63)
Amortization of deferred commissions	2,100	2,225	2,227	1,785	6,552	5,399
Stock-based compensation expense	5,026	4,521	5,841	2,561	15,388	7,419
Amortization of intangibles	—	—	1,482	—	1,482	—
Revaluation of contingent consideration	—	—	(3,056)	—	(3,056)	—
Changes in assets and liabilities:
Accounts receivable	15,149	(3,758)	(8,113)	(6,864)	3,278	1,584
Deferred commissions	(1,892)	(2,317)	(4,457)	(3,375)	(8,666)	(5,837)
Prepaid expenses and other current assets	(1,508)	323	(1,628)	(2,587)	(2,813)	(3,771)
Other assets	(396)	(149)	327	(220)	(218)	(324)
Accounts payable	(335)	615	305	(444)	585	(1,751)
Accrued expenses and other current liabilities	244	226	2,000	443	2,470	(2,135)
Accrued employee compensation	(6,024)	2,628	4,710	1,880	1,314	1,961
Long-term taxes payable	(35)	(81)	152	249	36	555
Other liabilities	(87)	(129)	208	(28)	(8)	8
Deferred revenue	3,326	3,244	14,285	11,193	20,855	11,219

Net cash provided by operating activities	13,131	6,805	13,014	3,578	32,950	7,204

Cash flow from investing activities:
Restricted cash	3	9	(14)	173	(2)	197
Prepaid acquisition costs	—	(2,175)	2,175	—	—	—
Capital expenditures	(632)	(1,150)	(1,414)	(1,176)	(3,196)	(1,524)
Proceeds from sale of assets	1	—	—	—	1	88
Acquisitions, net of cash acquired	—	—	(26,089)	—	(26,089)	—
Purchases of available-for-sale securities	(34,459)	(111,182)	(127,092)	(34,330)	(272,733)	(112,957)
Proceeds from maturities of available-for-sale securities	26,100	66,003	62,250	34,185	154,353	73,989
Proceeds from sales of available-for-sale securities	20,000	23,244	53,256	—	96,500	546

Net cash provided by (used in) investing activities	11,013	(25,251)	(36,928)	(1,148)	(51,166)	(39,661)

Cash flow from financing activities:
Offering costs	—	(111)	—	—	(111)	—
Proceeds from exercise of stock options, net	1,936	2,797	6,215	1,469	10,948	3,518
Principal payments on capital lease obligations	10	(10)	—	(9)	—	(27)

Net cash provided by financing activities	1,946	2,676	6,215	1,460	10,837	3,491

Effect of exchange rate changes on cash and cash equivalents	(104)	(163)	(2,400)	83	(2,667)	145

Net increase (decrease) in cash and cash equivalents	25,986	(15,933)	(20,099)	3,973	(10,046)	(28,821)
Cash and cash equivalents at beginning of period	76,618	102,604	86,671	37,065	76,618	69,859

Cash and cash equivalents at end of period	$102,604	$86,671	$66,572	$41,038	$66,572	$41,038

SuccessFactors, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Non-GAAP Revenue
Revenue	$51,536	$38,685	$145,774	$110,845
(a) Net impact of acquisition related deferred revenue before fair value adjustment	1,892	—	1,892	—

Non-GAAP Revenue	$53,428	$38,685	$147,666	$110,845

Bookings reconciliation:
GAAP Revenue	$51,536	$38,685	$145,774	$110,845

Ending total deferred revenue	206,087	161,016	206,087	161,016
Less: Beginning total deferred revenue	188,194	149,824	181,624	149,798
Less: Beginning total deferred revenue from acquisitions	3,573	—	3,573	—

Change in total deferred revenue	14,320	11,192	20,890	11,218

Bookings (revenue plus change in total deferred revenue)	$65,856	$49,877	$166,664	$122,063

Billings profit and margin reconciliation:
Billings revenue	$65,856	$49,877	$166,664	$122,063
Non-GAAP total cost of revenue and operating expenses (total spend)	53,348	38,202	142,895	113,482

Billings profit	$12,508	$11,675	$23,769	$8,581

Billings margin	19%	23%	14%	7%
Net loss and net loss per share reconciliations:
GAAP net loss	$(2,814)	$(1,972)	$(8,399)	$(9,975)
(a) Net impact of acquisition related deferred revenue before fair value adjustment	1,892	—	1,892	—
(b) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	8,520	2,561	18,066	7,419
(c) Revaluation of contingent consideration	(3,056)	—	(3,056)	—
(d) Foreign exchange unrealized gain on intercompany acquisition loan related to Inform	(3,464)	—	(3,464)	—

Non-GAAP net income (loss) excluding stock-based compensation expense and other items	$1,078	$589	$5,039	$(2,556)

GAAP net loss per common share - basic and diluted	$(0.04)	$(0.03)	$(0.11)	$(0.18)

Non-GAAP net income (loss) per common share (excluding stock-based compensation expense and other items) - basic	$0.01	$0.01	$0.07	$(0.05)

Non-GAAP net income (loss) per common share (excluding stock-based compensation expense and other items) - diluted	$0.01	$0.01	$0.06	$(0.05)

GAAP shares used in computing net loss per common share, basic	74,618	57,292	73,100	56,791

GAAP shares used in computing net loss per common share, diluted	81,681	57,292	80,009	56,791

Total spend reconciliation:
GAAP total cost of revenue and operating expenses	$58,812	$40,763	$157,905	$120,901
(b) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	8,520	2,561	18,066	7,419
(c) Revaluation of contingent consideration	(3,056)	—	(3,056)	—

Non-GAAP total cost of revenue and operating expenses (total spend)	$53,348	$38,202	$142,895	$113,482

Gross profit and gross margin reconciliations:
GAAP gross profit	$35,062	$29,854	$106,974	$85,578
(a) Net impact of acquisition related deferred revenue before fair value adjustment	1,892	—	1,892	—
(b1) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	2,322	291	3,601	989

Non-GAAP gross profit	$39,276	$30,145	$112,467	$86,567

GAAP gross margin percentage	68%	77%	73%	77%

Non-GAAP gross margin percentage	74%	78%	76%	78%

Cost of revenue reconciliation:
GAAP cost of revenue	$16,474	$8,831	$38,800	$25,267
(b1) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	2,322	291	3,601	989

Non-GAAP cost of revenue	$14,152	$8,540	$35,199	$24,278

Total operating expenses reconciliation:

SuccessFactors, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(unaudited, in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
GAAP operating expenses	$42,338	$31,932	$119,105	$95,634
(b2) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	6,198	2,270	14,465	6,430
(c) Revaluation of contingent consideration	(3,056)	—	(3,056)	—

Non-GAAP operating expenses	$39,196	$29,662	$107,696	$89,204

Total sales and marketing reconciliation:
GAAP sales and marketing	$25,166	$19,573	$69,585	$59,125
(b3) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	2,408	1,143	6,157	3,233

Non-GAAP sales and marketing	$22,758	$18,430	$63,428	$55,892

Total research and development reconciliation:
GAAP research and development	$11,048	$6,344	$27,699	$17,967
(b4) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	975	312	2,572	904

Non-GAAP research and development	$10,073	$6,032	$25,127	$17,063

Total general and administrative reconciliation:
GAAP general and administrative expenses	$9,180	$6,016	$24,877	$18,542
(b5) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	2,815	815	5,736	2,293

Non-GAAP general and administrative	$6,365	$5,201	$19,141	$16,249

Operating margin reconciliation:
GAAP loss from operations	$(7,276)	$(2,078)	$(12,131)	$(10,056)
(a) Net impact of acquisition related deferred revenue before fair value adjustment	1,892	—	1,892	—
(b) Stock-based compensation expense, amortization of intangibles, future cash consideration of acquisitions and integration costs	8,520	2,561	18,066	7,419
(c) Revaluation of contingent consideration	(3,056)	—	(3,056)	—

Non-GAAP income (loss) from operations less stock-based compensation and other items	$80	$483	$4,771	$(2,637)

Non-GAAP Revenue	$53,428	$38,685	$147,666	$110,845

Non-GAAP operating margin percentage	0%	1%	3%	(2%)

Free cash flow reconciliation:
Net cash provided by operating activities	$13,014	$3,578	$32,950	$7,204
Less: Capital expenditures	(1,414)	(1,176)	(3,196)	(1,524)

Free cash flow	$11,600	$2,402	$29,754	$5,680